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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-14336) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 92                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 95
                             VANGUARD WINDSOR FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000
                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.
       IT IS PROPOSED THAT THIS REGISTRATION STATEMENT BECOME EFFECTIVE:
          on February 26, 1999 pursuant to paragraph (b) of Rule 485.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24(f)(2) NOTICE FOR THE YEAR ENDED OCTOBER 31, 1998, ON JANUARY 26, 1999.

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

                             CROSS REFERENCE SHEET

 FORM N-1A
ITEM NUMBER                                                        LOCATION IN PROSPECTUS
  Item 1.     Front and Back Cover Pages..................  Front and Back Cover Pages
  Item 2.     Risk/Return Summary: Investments, Risks, and
              Performance.................................  Fund Profile
  Item 3.     Risk/Return Summary: Fee Table..............  Fee Table
  Item 4.     Investment Objectives, Principal Investment
              Strategies, and Related Risks...............  A Word About Risk; Who Should Invest;
                                                            Primary Investment Strategies
  Item 5.     Management's Discussion of Fund
              Performance.................................  Herein incorporated by reference to
                                                            Registrant's Annual Report to
                                                            Shareholders dated October 31, 1998
                                                            filed with the Securities & Exchange
                                                            Commission's EDGAR system on December
                                                            18, 1998
  Item 6.     Management, Organization, and Capital
              Structure...................................  The Fund and Vanguard; Investment
                                                            Adviser
  Item 7.     Shareholder Information.....................  Share Price; Dividends, Capital
                                                            Gains, and Taxes; Investing with
                                                            Vanguard
  Item 8.     Distribution Arrangements...................  Inside Front Cover Page
  Item 9.     Financial Highlights Information............  Financial Highlights

 FORM N-1A                                                          LOCATION IN STATEMENT
ITEM NUMBER                                                       OF ADDITIONAL INFORMATION
 Item 10.     Cover Page and Table of Contents............  Cover Page; Table of Contents
 Item 11.     Fund History................................  Description of the Trust
 Item 12.     Description of the Trust and its Investments
              and Risks...................................  Investment Policies; Description of
                                                            the Trust; and Fundamental Investment
                                                            Limitations
 Item 13.     Management of the Fund......................  Management of the Trust
 Item 14.     Control Persons and Principal Holders
              of Securities...............................  Management of the Trust
 Item 15.     Investment Advisory and Other Services......  Investment Advisory Services
 Item 16.     Brokerage Allocation and Other Practices....  Portfolio Transactions
 Item 17.     Capital Stock and Other Securities..........  Description of the Trust
 Item 18.     Purchase, Redemption, and Pricing of
              Shares......................................  Purchase of Shares; Redemption of
                                                            Shares; Share Price
 Item 19.     Taxation of the Fund........................  Description of the Trust
 Item 20.     Underwriters................................  Not Applicable
 Item 21.     Calculation of Performance Data.............  Yield and Total Return
 Item 22.     Financial Statements........................  Financial Statements

VANGUARD WINDSOR FUND
Prospectus

February 26, 1999

A Growth and Income Stock Mutual Fund




                                    CONTENTS

           1               Fund Profile

           2               Additional Information

           3               A Word About Risk

           3               Who Should Invest

           3               Primary Investment Strategies

           6               The Fund and Vanguard

           7               Investment Adviser

           7               Year 2000 Challenge

           8               Dividends, Capital Gains, and Taxes

           9               Share Price

          10               Financial Highlights

          11               Investing with Vanguard

          11               Services and Account Features

          12               Types of Accounts

          12               Buying Shares

          14               Redeeming Shares

          17               Transferring Registration

          17               Fund and Account Updates

    Glossary               (inside back cover)


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Windsor Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Windsor Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide long-term growth of capital. As a secondary objective, the Fund seeks to provide some dividend income.

INVESTMENT STRATEGIES

The Fund invests primarily in large and medium-size companies whose stocks are considered by the Fund's adviser to be undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

   THE FUND IS CURRENTLY CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY PURCHASE ADDITIONAL FUND SHARES, BUT MAY NOT INVEST MORE THAN $25,000 EACH YEAR.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Because the Fund invests a higher percentage of assets in its ten largest holdings than the average stock fund does, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund is also subject to:

- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                              Annual Total Returns

                                  [BAR GRAPH]


1989                     15.02%
1990                    -15.50%
1991                     28.55%
1992                     16.50%
1993                     19.37%
1994                     -0.15%
1995                     30.15%
1996                     26.36%
1997                     21.97%
1998                      0.81%



      During the period shown in the bar chart, the highest return for a calendar quarter was 18.25% (quarter ended March 31, 1991) and the lowest return for a quarter was - 20.34% (quarter ended September 30, 1990).


         Average Annual Total Returns for Years Ended December 31, 1998
       ------------------------------------------------------------------
                                         1 Year    5 Years   10 Years
       ------------------------------------------------------------------
         Vanguard Windsor Fund            0.81%    15.09%     13.37%
         S&P 500 Index                   28.58     24.06      19.21

2


                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Windsor Fund's expense ratio in fiscal year 1998 was 0.27%, or $2.70 per $1,000 of average net assets. The average growth and income equity mutual fund had expenses in 1997 of 1.20%, or $12 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1998.


SHAREHOLDER FEES (fees paid directly from your investment)
     Sales Charge (Load) Imposed on Purchases:                       None
     Sales Charge (Load) Imposed on Reinvested Dividends:            None
     Redemption Fees:                                                None
     Exchange Fees:                                                  None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
     Management  Expenses:                                          0.24%
     12b-1 Distribution Fees:                                        None
     Other Expenses:                                                0.03%
                    TOTAL ANNUAL FUND OPERATING EXPENSES:           0.27%


   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

                1 Year        3 Years      5 Years      10 Years
             -----------------------------------------------------
                 $28            $87         $152          $343

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                    MINIMUM INITIAL INVESTMENT
Dividends are paid semiannually in June        The Fund is not open to new
and December; capital gains, if any, are       investors
paid in December
                                               NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                             Wndsr
Wellington Management Company, LLP, Boston,
Mass., since inception                         VANGUARD FUND NUMBER
                                               022
INCEPTION DATE
October 23, 1958                               CUSIP NUMBER
                                               922018106
NET ASSETS AS OF OCTOBER 31, 1998
$18.4 billion                                  TICKER SYMBOL
                                               VWNDX
SUITABLE FOR IRAs
Yes

                                PLAIN TALK ABOUT

                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Windsor Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Windsor Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

      Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You are seeking a value-oriented investment that seeks to provide long-term growth as well as some dividend income.

- You wish to add a value-oriented growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

- You are seeking growth of capital and income over the long term -- at least five years.

      THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-     The Fund reserves the right to stop offering shares at any time.


PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objectives of long-term growth in capital and some dividend income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks -- market risk, investment style risk, concentration risk, and manager risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

4

                                PLAIN TALK ABOUT

                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).


                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

MARKET EXPOSURE

The Fund is a value fund. Its primary strategy is to invest in large- and mid-capitalization common stocks that have favorable prospects for growth of earnings and dividend income, but whose prices do not reflect this potential for positive returns. The Fund may also invest in securities that are convertible to common stocks.

[FLAG GRAPHIC]

      THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

      To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

                     U.S. STOCK MARKET RETURNS (1926 - 1998)
-------------------------------------------------------------------------------
                            1 YEAR      5 YEARS     10 YEARS     20 YEARS
-------------------------------------------------------------------------------
Best                         54.2%       24.1%       19.9%         17.7%
Worst                       -43.1       -12.4        -0.8           3.1
Average                      13.1        10.7        11.0          11.0

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

                                PLAIN TALK ABOUT

                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.


                                PLAIN TALK ABOUT

                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.

[FLAG GRAPHIC]

      THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER -- OR WORSE -- THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Wellington Management Company, LLP ("WMC"), adviser to the Fund, selects what it considers to be undervalued securities of large and mid-capitalization companies. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser believes, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

      A stock's value is the key element in WMC's selection process. WMC considers several fundamental factors, including the stock's projected growth rate, earnings potential, dividend yield, and P/E ratio. To be a candidate for purchase, a stock must have strong prospects for capital appreciation, but be trading at a price lower than what is expected of a stock with such potential.

[FLAG GRAPHIC]

      BECAUSE THE FUND INVESTS A HIGHER PERCENTAGE OF ASSETS IN ITS TEN LARGEST HOLDINGS THAN THE AVERAGE STOCK FUND DOES, THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.

      As of October 31, 1998, the Fund had invested 38.92% of its net assets in its top ten holdings.

      The Fund is run by WMC according to traditional methods of active investment management. This means that securities are bought and sold according to WMC's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.

      The Fund is generally managed without regard to tax ramifications.

[FLAG GRAPHIC]

      THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT THE ADVISER MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 42%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

6

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in undervalued common stocks, the Fund may make certain other kinds of investments to achieve its objective.

      Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk; which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

      The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

      The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced. The Fund may, from time to time, take temporary defensive measures -- such as holding cash reserves without limit -- that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding net assets worth more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

                                                                               7
      Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Wellington Management Company, LLP, is an investment advisory firm founded in 1928. As of October 31, 1998, WMC managed more than $196 billion in assets. The manager responsible for overseeing the implementation of WMC's strategy for Vanguard Windsor Fund is:

      CHARLES T. FREEMAN, Senior Vice President and Partner of WMC; has worked in investment management since 1967; with WMC since 1969; B.S., M.B.A., University of Pennsylvania.

      Mr. Freeman was appointed Fund Manager in January 1996, following the retirement of John B. Neff, who had managed the Fund since 1964. Previously, Mr. Freeman was Assistant Fund Manager.


INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Trustees and officers of the Fund.

      WMC's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

      In addition, beginning April 30, 1999, WMC's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the Standard and Poor's 500 Index over the same period. The Index is a market benchmark that covers 500 of the largest companies in the United States.
      Note that this incentive/penalty fee structure is effective as of April 30, 1999. Until then, the fee is calculated using certain transition rules described in the Fund's Statement of Additional Information dated February 26, 1999.


      For the year ended October 31, 1998, the advisory fee represented an effective annual rate of 0.12% of the Fund's average net assets before a decrease of 0.08% based on performance.

      The Fund has authorized WMC to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

      In the interest of obtaining better execution of a transaction, WMC may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. Also, the Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

      The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, any such change will be communicated to shareholders in writing.


YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

      The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.


      In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect

8

the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

      However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.


                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.



                                PLAIN TALK ABOUT

                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received -- even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in June and December; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December.

      Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

- The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.

- Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

      The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S.

9

investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Fund.

      IMPORTANT NOTE: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                         TOTAL ASSETS   -   LIABILITIES
                NET ASSET VALUE    =     ------------------------------
                                          NUMBER OF SHARES OUTSTANDING

      Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

      A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSR.

10

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $19.55 per share. During the year, the Fund earned $.23 per share from investment income (interest and dividends). There was a decline of $.32 per share in the value of investments held or sold by the Fund, resulting in a net decline of $.09 from investment operations.

      Shareholders received $3.12 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

      Investment losses of ($.09 per share) plus the distributions ($3.12 per share) resulted in a share price of $16.34 at the end of the year. This was a decrease of $3.21 per share (from $19.55 at the beginning of the year to $16.34 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was
- 0.78% for the year.

      As of October 31, 1998, the Fund had $18.4 billion in net assets. For the year, its expense ratio was 0.27% ($2.70 per $1,000 of net assets); and net investment income amounted to 1.31% of its average net assets. It sold and replaced securities valued at 48% of its net assets.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

                                                                   VANGUARD WINDSOR FUND
                                                                   YEAR ENDED OCTOBER 31,
                                              ------------------------------------------------------
                                                  1998        1997      1996         1995       1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $  19.55    $  16.99    $ 15.55    $  14.55    $ 14.95
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .23         .36        .43         .44        .44
  Net Realized and Unrealized Gain (Loss)
   on Investments                                 (.32)       3.94       2.85        1.86        .42
                                              ------------------------------------------------------
   Total from Investment Operations               (.09)       4.30       3.28        2.30        .86
                                              ------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.24)       (.41)      (.46)       (.44)      (.37)
Distributions from Realized Capital Gains        (2.88)      (1.33)     (1.38)       (.86)      (.89)
                                              ------------------------------------------------------
   Total Distributions                           (3.12)      (1.74)     (1.84)      (1.30)     (1.26)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $  16.34    $  19.55    $ 16.99    $  15.55    $ 14.55
====================================================================================================
TOTAL RETURN                                    - 0.78%      27.04%     23.16%      17.80%      6.35%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)          $ 18,355    $ 20,678    $15,841    $ 13,008    $11,406
  Ratio of Total Expenses to
   Average Net Assets                             0.27%       0.27%      0.31%       0.45%      0.45%
  Ratio of Net Investment Income to
   Average Net Assets                             1.31%       1.89%      2.75%       3.01%      3.11%
  Turnover Rate                                     48%         61%        34%         32%        34%
====================================================================================================


      From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

      Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

      The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.

TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)

Automatically set up for this Fund unless you notify us otherwise.

VANGUARD DIRECT DEPOSIT SERVICE(TM) [BOOK GRAPHIC]

Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE SERVICE(TM) [BOOK GRAPHIC]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.

VANGUARD FUND EXPRESS(R) [BOOK GRAPHIC]

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.

VANGUARD DIVIDEND EXPRESS(TM) [BOOK GRAPHIC]

Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.

VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOK GRAPHIC]

Toll-free 24-hour access to Vanguard fund and account information -- as well as some transactions -- by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

ACCESS VANGUARD(TM) www.vanguard.com [COMPUTER GRAPHIC]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

-     Open a new account*.

-     Buy, sell, or exchange shares of most funds.

-     Change your name/address.

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.

INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.

CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.

SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.

12

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.

FOR ONE OR MORE PEOPLE

Open an account in the name of one (individual) or more (joint tenants) people.

FOR HOLDING PERSONAL TRUST ASSETS [BOOK GRAPHIC]

Invest assets held in an existing personal trust.

FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOK GRAPHIC]

Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).

FOR AN ORGANIZATION [BOOK GRAPHIC]

Open an account as a corporation, partnership, endowment, foundation, or other entity.

FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS

Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.

VANGUARD PROTOTYPE PLANS

Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.

A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.


BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.

MINIMUM INVESTMENT TO . . .

open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.

A NOTE ON LOW BALANCES

The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.

BY MAIL TO . . . [ENVELOPE GRAPHIC]

open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

                                                                              13
Make your check payable to: The Vanguard Group - 22

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE TO . . .[TELEPHONE GRAPHIC]

open a new account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739
*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE GRAPHIC]

Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Windsor Fund -- 22
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]

14

      You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

      Keep in mind that if you buy or sell Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.


REDEEMING SHARES

This section describes how you can redeem -- that is, sell or exchange -- the Fund's shares.

When Selling Shares:

- Vanguard sends the redemption proceeds to you or a designated third party.*

-     You can sell all or part of your Fund shares at any time.

*Proceeds sent to third parties require a signature guarantee; see footnote on page 16.

When Exchanging Shares:

- The redemption proceeds are used to purchase shares of a different Vanguard fund.

-     You must meet the receiving fund's minimum investment requirements.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.

NOTE: Once a redemption is processed and a confirmation number given, the transaction CANNOT be canceled.

HOW TO REQUEST A REDEMPTION

You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.

ONLINE REQUESTS [COMPUTER GRAPHIC]

ACCESS VANGUARD at www.vanguard.com

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

      NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.

TELEPHONE REQUESTS [TELEPHONE GRAPHIC]

All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day -- or Client Services during business hours -- to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

                                                                              15
Retirement Accounts:

You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.

We reserve the right to refuse a telephone redemption if the caller is unable to provide:

[CHECKBOX] The ten-digit account number.

[CHECKBOX] The name and address exactly as registered on the account.

[CHECKBOX] The primary Social Security or employer identification number as registered on the account.

[CHECKBOX] The Personal Identification Number, if applicable.

      Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.

MAIL REQUESTS [ENVELOPE GRAPHIC]

All Account Types Except Retirement:

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:

For information on how to request distributions from:

-     Traditional IRAs and Roth IRAs -- call Client Services.


- SEP - IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans --call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1120                       455 Devon Park Drive
Valley Forge, PA 19482-1120         Wayne, PA 19087-1815

16

For clients of Vanguard's Institutional Division ...

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

A NOTE ON LARGE REDEMPTIONS

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

      If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.

CHECK REDEMPTIONS

Normally, Vanguard will mail your check within two business days of a redemption.

EXCHANGE REDEMPTIONS

As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.


FOR OUR MUTUAL PROTECTION

For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"

All redemption requests must be received by Vanguard in "good order." This means that your request must include:

[CHECKBOX] The Fund name and account number.

[CHECKBOX] The amount of the transaction (in dollars or shares).

[CHECKBOX] Signatures of all owners exactly as registered on the account (for mail requests).

[CHECKBOX] Signature guarantees (if required).*

[CHECKBOX] Any supporting legal documentation that may be required.

[CHECKBOX] Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.

LIMITS ON ACCOUNT ACTIVITY

Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.

-     Your round trips through the Fund must be at least 30 days apart.

-     The Fund may refuse a share purchase at any time, for any reason.

- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

                                                                              17
RETURN YOUR SHARE CERTIFICATES

Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

ALL TRADES FINAL

Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.


TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1110                       455 Devon Park Drive
Valley Forge, PA 19482-1110         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

      In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

      To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.

PORTFOLIO SUMMARY [BOOK GRAPHIC]

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS

Mailed in December and June for this Fund.

18

TAX STATEMENTS

Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST REVIEW STATEMENT [BOOK GRAPHIC]

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.

                      (This page intentionally left blank.)

20
                      (This page intentionally left blank.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits, short-term bank deposits, and money market instruments, which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events within a country such as changes in regulation, political or financial troubles, or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable currency exchange rate movements.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                   [SHIP GRAPHIC]

                                                   [THE VANGUARD GROUP LOGO]
                                                   Post Office Box 2600
                                                   Valley Forge, PA 19482-2600




FOR MORE INFORMATION                To receive a free copy of the    If you are a current Fund
If you'd like more                  latest annual or semiannual      shareholder and would like
information about                   report or the SAI, or            information about your
Vanguard Windsor Fund,              to request additional            account, account transactions,
the following documents             information about the Fund or    and/or account statements,
are available free                  other Vanguard funds, please     please call:
upon request:                       contact us as follows:
                                                                     CLIENT SERVICES DEPARTMENT
ANNUAL/SEMIANNUAL REPORT TO         THE VANGUARD GROUP               TELEPHONE:
SHAREHOLDERS                        INVESTOR INFORMATION DEPARTMENT  1-800-662-2739 (CREW)
                                    P.O. BOX 2600
Additional information about        VALLEY FORGE, PA 19482-2600      TEXT TELEPHONE:
the Fund's investments is                                            1-800-662-2738
available in the Fund's             TELEPHONE:
annual and semiannual               1-800-662-7447 (SHIP)            INFORMATION PROVIDED BY THE
reports to shareholders.                                             SECURITIES AND EXCHANGE
In these reports, you               TEXT TELEPHONE:                  COMMISSION (SEC)
will find a discussion of           1-800-952-3335
the market conditions and                                            You can review and copy
investment strategies that          WORLD WIDE WEB:                  information about the Fund
significantly affected the          www.vanguard.com                 (including the SAI) at the
Fund's performance during                                            SEC's Public Reference Room
the most recent fiscal year.                                         in Washington, D.C. To find
                                                                     out more about this
STATEMENT OF ADDITIONAL                                              public service, call the SEC
INFORMATION (SAI)                                                    at 1-800-SEC-0330. Reports
                                                                     and other information about
The SAI provides more detailed                                       the Fund are also available
information about the Fund.                                          on the SEC's website
                                                                     (www.sec.gov), or you can
The current annual and                                               receive copies of this
semiannual reports and the                                           information, for a fee, by
SAI are incorporated by                                              writing the Public Reference
reference into (and are                                              Section, Securities and
thus legally a part of) this                                         Exchange Commission,
prospectus.                                                          Washington, DC 20549-6009.

                                                                     Fund's Investment Company Act
                                                                     file number: 811-834

                                                                     (C) The Vanguard Group, Inc.
                                                                     All rights reserved.
                                                                     Vanguard Marketing Corporation,
                                                                     Distributor.

                                                                     P022N - 02/26/1999

16

VANGUARD WINDSOR FUND
Participant Prospectus
February 26, 1999
A Growth and Income Stock Mutual Fund


CONTENTS

1    Fund Profile

2    Additional Information

3    A Word About Risk

3    Who Should Invest

3    Primary Investment Strategies

6    The Fund and Vanguard

7    Investment Adviser

7    Year 2000 Challenge

8    Dividends, Capital Gains, and Taxes

8    Share Price

9    Financial Highlights

10   Investing with Vanguard

10   Accessing Fund Information by Computer

Glossary (inside back cover)

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Windsor Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.


IMPORTANT NOTE

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Windsor Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide long-term growth of capital. As a secondary objective, the Fund seeks to provide some dividend income.

INVESTMENT STRATEGIES

The Fund invests primarily in large and medium-size companies whose stocks are considered by the Fund's adviser to be undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

   THE FUND IS CURRENTLY CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY PURCHASE ADDITIONAL FUND SHARES, BUT MAY NOT INVEST MORE THAN $25,000 EACH YEAR.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Because the Fund invests a higher percentage of assets in its ten largest holdings than the average stock fund does, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund is also subject to:

- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                              ANNUAL TOTAL RETURNS

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
15.02%    (15.50)%   28.55%   16.50%    19.37%    (0.15)%  30.15%    26.36%    21.97%     0.81%

   During the period shown in the bar chart, the highest return for a calendar quarter was 18.25% (quarter ended March 31, 1991) and the lowest return for a quarter was - 20.34% (quarter ended September 30,1990).



         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
         --------------------------------------------------------------
                                        1 YEAR    5 YEARS   10 YEARS
         --------------------------------------------------------------
         Vanguard Windsor Fund           0.81%    15.09%    13.37%
         S&P 500 Index                  28.58     24.06     19.21
         --------------------------------------------------------------

2
                                PLAIN TALK ABOUT
                             The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.


                                PLAIN TALK ABOUT
                                  Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Windsor Fund's expense ratio in fiscal year 1998 was 0.27%, or $2.70 per $1,000 of average net assets. The average growth and income equity mutual fund had expenses in 1997 of 1.20%, or $12 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
     Sales Charge (Load) Imposed on Purchases:                                           None
     Sales Charge (Load) Imposed on Reinvested Dividends:                                None
     Redemption Fees:                                                                    None
     Exchange Fees:                                                                      None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
     Management Expenses:                                                               0.24%
     12b-1 Distribution Fees:                                                            None
     Other Expenses:                                                                    0.03%
      TOTAL ANNUAL FUND OPERATING EXPENSES:                                             0.27%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.


----------------------------------------------------------------------
                     1 YEAR        3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------
                       $28           $87         $152          $343
----------------------------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


  ADDITIONAL INFORMATION

  DIVIDENDS AND CAPITAL GAINS
  Dividends are paid semiannually in June and December;
  capital gains, if any, are paid in December

  INVESTMENT ADVISER
  Wellington Management Company, LLP,
  Boston, Mass., since inception

  INCEPTION DATE
  October 23, 1958

  NET ASSETS AS OF OCTOBER 31, 1998
  $18.4 billion

  NEWSPAPER ABBREVIATION
  Wndsr

  VANGUARD FUND NUMBER
  022

  CUSIP NUMBER
  922018106

  TICKER SYMBOL
  VWNDX

===============================================================================
A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Windsor Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Windsor Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

     Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
===============================================================================


Who Should Invest

The Fund may be a suitable investment for you if:

- You are seeking a value-oriented investment that seeks to provide long-term growth as well as some dividend income.

- You wish to add a value-oriented growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

- You are seeking growth of capital and income over the long term -- at least five years.

   THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into and out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).

-    The Fund reserves the right to stop offering shares at any time.


PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objectives of long-term growth in capital and some dividend income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks -- market risk, investment style risk, concentration risk, and manager risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

4
                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value and dividends. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).

MARKET EXPOSURE

The Fund is a value fund. Its primary strategy is to invest in large- and mid-capitalization common stocks that have favorable prospects for growth of earnings and dividend income, but whose prices do not reflect this potential for positive returns. The Fund may also invest in securities that are convertible to common stocks.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
               STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


---------------------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926 - 1998)
---------------------------------------------------------------------
                        1 YEAR      5 YEARS     10 YEARS     20 YEARS
---------------------------------------------------------------------
Best                     54.2%       24.1%       19.9%         17.7%
Worst                   -43.1       -12.4        -0.8           3.1
Average                  13.1        10.7        11.0          11.0
---------------------------------------------------------------------


   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE
               POSSIBILITY THAT RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER -- OR WORSE -- THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Wellington Management Company, LLP ("WMC"), adviser to the Fund, selects what it considers to be undervalued securities of large and mid-capitalization companies. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser believes, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

     A stock's value is the key element in WMC's selection process. WMC considers several fundamental factors, including the stock's projected growth rate, earnings potential, dividend yield, and P/E ratio. To be a candidate for purchase, a stock must have strong prospects for capital appreciation, but be trading at a price lower than what is expected of a stock with such potential.

[FLAG GRAPHIC] BECAUSE THE FUND INVESTS A HIGHER PERCENTAGE OF ASSETS IN ITS TEN
               LARGEST HOLDINGS THAN THE AVERAGE STOCK FUND DOES, THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.

         As of October 31, 1998, the Fund had invested 38.92% of its net assets in its top ten holdings.

         The Fund is run by WMC according to traditional methods of active investment management. This means that securities are bought and sold according to WMC's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.

         The Fund is generally managed without regard to tax ramifications.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY
               THAT THE ADVISER MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 42%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.

6

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in undervalued common stocks, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk; which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

     The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

     The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

     The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     The Fund may, from time to time, take temporary defensive measures -- such as holding cash reserves without limit -- that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding net assets worth more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Trustees and officers of the Fund.

     WMC's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

     In addition, beginning April 30, 1999, WMC's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the Standard and Poor's 500 Index over the same period. The Index is a market benchmark that covers 500 of the largest companies in the United States.

     Note that this incentive/penalty fee structure is effective as of April 30, 1999. Until then, the fee is calculated using certain transition rules described in the Fund's Statement of Additional Information dated February 26, 1999.

     For the year ended October 31, 1998, the advisory fee represented an effective annual rate of 0.12% of the Fund's average net assets before a decrease of 0.08% based on performance.

     The Fund has authorized WMC to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

     In the interest of obtaining better execution of a transaction, WMC may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. Also, the Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, any such change will be communicated to shareholders in writing.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Wellington Management Company, LLP, is an investment advisory firm founded in 1928. As of October 31, 1998, WMC managed more than $196 billion in assets. The manager responsible for overseeing the implementation of WMC's strategy for Vanguard Windsor Fund is:

     CHARLES T. FREEMAN, Senior Vice President and Partner of WMC; has worked in investment management since 1967; with WMC since 1969; B.S., M.B.A., University of Pennsylvania.

     Mr. Freeman was appointed Fund Manager in January 1996, following the retirement of John B. Neff, who had managed the Fund since 1964. Previously, Mr. Freeman was Assistant Fund Manager.

YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

8

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

     In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

     However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses), as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in June and December; capital gains distributions generally occur in December.

     Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                         TOTAL ASSETS   -   LIABILITIES
                NET ASSET VALUE    =     -------------------------------
                                          NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSR.

                                                                               9
FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


----------------------------------------------------------------------------------------------------
                                                                     VANGUARD WINDSOR FUND
                                                                     YEAR ENDED OCTOBER 31,
                                                                     ----------------------
                                                   1998           1997      1996      1995     1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $19.55          $16.99    $15.55    $14.55   $14.95
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .23             .36       .43       .44      .44
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  (.32)           3.94      2.85      1.86      .42
                                                   -------------------------------------------------
   Total from Investment Operations                (.09)           4.30      3.28      2.30      .86
                                                   -------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.24)           (.41)     (.46)     (.44)    (.37)
  Distributions from Realized Capital Gains       (2.88)          (1.33)    (1.38)     (.86)    (.89)
                                                   -------------------------------------------------
   Total Distributions                            (3.12)          (1.74)    (1.84)    (1.30)   (1.26)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $16.34          $19.55    $16.99    $15.55   $14.55
====================================================================================================

TOTAL RETURN                                      -0.78%          27.04%    23.16%    17.80%    6.35%
====================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)            $18,355         $20,678   $15,841   $13,008  $11,406
  Ratio of Total Expenses to
   Average Net Assets                              0.27%           0.27%     0.31%     0.45%    0.45%
  Ratio of Net Investment Income to
   Average Net Assets                              1.31%           1.89%     2.75%     3.01%    3.11%
  Turnover Rate                                      48%             61%       34%       32%      34%
----------------------------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $19.55 per share. During the year, the Fund earned $.23 per share from investment income (interest and dividends). There was a decline of $.32 per share in the value of investments held or sold by the Fund, resulting in a net decline of $.09 from investment operations.

     Shareholders received $3.12 per share in the form of dividend and capital gains distributions. A portion of each year's distribution may come from the prior year's income or capital gains.

     Investment losses ($.09 per share) plus the distributions ($3.12 per share) resulted in a share price of $16.34 at the end of the year. This was a decrease of $3.21 per share (from $19.55 at the beginning of the year to $16.34 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was - 0.78% for the year.

     As of October 31, 1998, the Fund had $18.4 billion in net assets. For the year, its expense ratio was 0.27% ($2.70 per $1,000 of net assets); and net investment income amounted to 1.31% of its average net assets. It sold and replaced securities valued at 48% of its net assets.

\10

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more THAN FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

     Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits, short-term bank deposits, and money market instruments, which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK


The possibility that events within a country such as changes in regulation, political or financial troubles, or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

CURRENCY RISK


The possibility that an American's foreign investment will lose money because of unfavorable currency exchange rate movements.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
[THE VANGUARD GROUP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900


FOR MORE INFORMATION

If you'd like more information about Vanguard Windsor Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900


TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
www.vanguard.com


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-834

(C) 1999 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I022N - 02/26/1999

VANGUARD WINDSOR II FUND
Prospectus
February 26, 1999
A Growth and Income Stock Mutual Fund


                                  CONTENTS

 1   Fund Profile

 3   Additional Information

 3   A Word About Risk

 3   Who Should Invest

 4   Primary Investment Strategies

 7   The Fund and Vanguard

 7   Investment Advisers

 8   Year 2000 Challenge

 9   Dividends, Capital Gains, and Taxes

10   Share Price

11   Financial Highlights

12   Investing with Vanguard

12   Services and Account Features

13   Types of Accounts

13   Buying Shares

15   Redeeming Shares

18   Transferring Registration

18   Fund and Account Updates

Glossary (inside back cover)


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Windsor II Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Windsor II Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide long-term growth of capital. As a secondary objective, the Fund seeks to provide some dividend income.

INVESTMENT STRATEGIES

The Fund invests primarily in large and medium-size companies whose stocks are considered by the Fund's advisers to be undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:

- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

                                 [BAR GRAPHIC]

     -----------------------------------------------------------------------------------------------
                                      ANNUAL TOTAL RETURNS
     -----------------------------------------------------------------------------------------------
      1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
     -----------------------------------------------------------------------------------------------
     28.83%    -9.98%    28.70%    11.99%    13.60%    -1.16%    38.83%    24.18%    32.37%    16.36%
     -----------------------------------------------------------------------------------------------

   During the period shown in the bar chart, the highest return for a calendar quarter was 17.90% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.05% (quarter ended September 30, 1990).

       -------------------------------------------------------------------------------------
                 Average Annual Total Returns for Years Ended December 31, 1998
       -------------------------------------------------------------------------------------
                                                         1 Year    5 Years    10 Years
       -------------------------------------------------------------------------------------
         Vanguard Windsor II Fund                        16.36%    21.29%     17.33%
         S&P 500 Index                                   28.58     24.06      19.21
       -------------------------------------------------------------------------------------

2


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.


                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Windsor II Fund's expense ratio in fiscal year 1998 was 0.41%, or $4.10 per $1,000 of average net assets. The average growth and income equity mutual fund had expenses in 1997 of 1.20%, or $12 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.
--------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)

     Sales Charge (Load) Imposed on Purchases:                                           None
     Sales Charge (Load) Imposed on Reinvested Dividends:                                None
     Redemption Fees:                                                                    None
     Exchange Fees:                                                                      None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
     Management Expenses:                                                                0.38 %
     12b-1 Distribution Fees:                                                            None
     Other Expenses:                                                                     0.03 %
        TOTAL ANNUAL FUND OPERATING EXPENSES:                                            0.41 %

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.


-------------------------------------------------------------------
      1 YEAR            3 YEARS           5 YEARS          10 YEARS
-------------------------------------------------------------------
        $42               $132              $230              $518
-------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Dividends are paid semi-annually in June and December; capital gains, if any, are paid in December

INVESTMENT ADVISERS

Vanguard Windsor II Fund follows a multi-adviser approach:

-  Barrow, Hanley, Mewhinney & Strauss, Inc., Dallas, Texas., since 1985

-  Equinox Capital Management, Inc., New York City, N.Y., since 1991

-  Tukman Capital Management, Inc., Larkspur, Calif., since 1991

-  Vanguard Core Management Group, Valley Forge, Pa., since 1991

INCEPTION DATE

June 24, 1985

NET ASSETS AS OF OCTOBER 31, 1998

$29.6 billion

SUITABLE FOR IRAs

YES

MINIMUM INITIAL INVESTMENT

$3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION

WndsrII

VANGUARD FUND NUMBER

073

CUSIP NUMBER

922018205

TICKER SYMBOL

VWNFX
--------------------------------------------------------------------------------

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Windsor II Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Windsor II Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

    Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add a value-oriented growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

- You are seeking growth of capital over the long term -- at least five years -- as well as some dividend income.


                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

   THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

4


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
--------------------------------------------------------------------------------

   The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit to the number of times you can exchange into and out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).

-  The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment advisers use in pursuit of the Fund's objectives of long-term growth in capital and some dividend income. It also explains how the advisers implement these strategies. In addition, this section discusses several important risks -- market risk, investment style risk, and manager risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.
--------------------------------------------------------------------------------

MARKET EXPOSURE

The Fund is a value fund. It employs four investment advisers to carry out its primary strategy of investing in a broadly diversified group of large- and mid-capitalization companies that have favorable prospects for growth of earnings and dividend income but whose prices do not reflect these prospects.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
      STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over vari-ous periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.



------------------------------------------------------------
           U.S. STOCK MARKET RETURNS (1926-1998)
------------------------------------------------------------
              1 YEAR      5 YEARS     10 YEARS      20 YEARS
------------------------------------------------------------
Best           54.2%       24.1%        19.9%        17.7%
Worst         -43.1       -12.4         -0.8          3.1
Average        13.1        10.7         11.0         11.0
------------------------------------------------------------


   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE
               POSSIBILITY THAT RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER -- OR WORSE -- THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Vanguard Windsor II Fund employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for a specific percentage of the Fund's assets.

   The four investment advisers employ active investment management methods, which means that securities are bought according to the advisers' evaluations about companies and their financial prospects, and about the stock market and the economy in general. Each adviser will sell a security when it is no longer as attractive as an alternative investment.

   While the advisers use different processes to select securities for their portfolios, all four are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

   Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), which is responsible for about 67% of the Fund's assets, uses traditional methods of stock selection -- research and analysis -- to identify undervalued securities. A security will be sold when, in BHM&S's opinion, its share price accurately reflects the security's overall worth. At that point, another undervalued security will be chosen. No more than 15% of BHM&S's portfolio is devoted to a single industry.

   Like BHM&S, Tukman Capital Management, Inc. ("Tukman"), which manages about 11% of the Fund's assets, uses traditional research methods to select undervalued securities. Tukman typically buys stocks of financially sound companies in growing business sectors and holds them for three to five years, on average.

   Equinox Capital Management, Inc. ("Equinox"), which manages about 12% of the Fund's assets, uses its own fundamental research and proprietary software to identify undervalued securities with attractive growth and dividend prospects. Like BHM&S, it avoids large concentrations in a single industry.

6


   Vanguard Core Management Group (the "Group"), which is responsible for about 5% of the Fund's assets, selects stocks from a "universe" of about 550 companies. The Group, using quantitative models, evaluates the stocks using several fundamental factors, such as a stock's price in relation to its projected growth rate. The stocks selected are expected, as a group, to outperform the Russell 1000 Value Index, a benchmark of large- and mid-cap value stocks.

   The balance of Vanguard Windsor II Fund's assets (about 5%) is held in cash reserves, also managed by Vanguard. Vanguard may invest the Fund's cash reserves in stock futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See "Other Investment Policies and Risks" below for more details on the Fund's policy on futures.


   The Fund is generally managed without regard to tax ramifications.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY
               THAT THE ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 29%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.

   Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

   The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

   The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

   The Fund may, from time to time, take temporary defensive measures -- such as holding cash reserves without limit --that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

INVESTMENT ADVISERS

The Fund employs four investment advisers. Each manages a portion of the Fund's assets subject to the control of the Trustees and officers of the Fund.

   Barrow, Hanley, Mewhinney, & Strauss, Inc., One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, is an investment advisory firm founded in 1979. BHM&S is owned by United Asset Management, 1 International Place, Boston, MA 02110. BHM&S currently manages more than $30 billion in stock and bond portfolios.

   BHM&S's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

   BHM&S's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared with the cumulative return of the Standard & Poor's 500/BARRA Value Index, a benchmark of stocks from the S&P 500 Index with lower than average price/book ratios. Under the fee schedule, BHM&S's basic fee may be increased or decreased by as much as 25%.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

8


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

The manager responsible for BHM&S's portion of Vanguard Windsor II Fund since 1985 is JAMES P. BARROW, Partner and Vice President of BHM&S; has worked in investment management since 1965; with BHM&S since 1980; B.S. University of South Carolina.

   The manager responsible for Equinox's portion of the Fund since 1991 is RONALD J. ULRICH, President, Director, and founder of Equinox; has worked in investment management since 1973; B.S. Lehigh University; M.B.A., New York University.

   The managers responsible for Tukman's portion of the Fund are MELVIN TUKMAN, President, Director, and founder of Tukman; has worked in investment management since 1971; A.B., Hunter College; M.B.A., Harvard Business School; and DANIEL L. GROSSMAN, Vice President and Portfolio Manager of Tukman; has worked in investment management since 1978; M.B.A., Stanford University.

   The manager responsible for Vanguard Core Management Group's portion of the Fund since 1991 is GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

   Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022, is a professional investment advisory firm founded in 1989. It currently manages more than $10 billion in assets.

   Equinox's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

   Equinox's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared to that of the Russell 1000 Value Index. Under the fee schedule, Equinox's basic fee may be increased or decreased by as much as 50%.

   Tukman Capital Management, Inc., 60 East Sir Francis Drake Boulevard, Larkspur, CA 94939, is an investment advisory firm founded in 1980. It currently manages more than $6 billion in assets.

   Tukman's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

   Tukman's basic advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared to that of the S&P 500 Index. Under the fee schedule, Tukman's basic fee may be increased or decreased by as much as 50%.

   Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to several Vanguard funds, managing more than $146 billion in total assets at the end of 1998. The Group provides advisory services to the Fund on an at-cost basis.

   For the year ended October 31, 1998, the advisory fee paid to the advisers represented an effective annual rate of 0.12% of the Fund's average net assets before an increase of 0.02% based on performance.

   The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

   In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for the advisers or as an additional adviser. However, any such change will be communicated to shareholders in writing.

YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in June and December; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.

      Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Funds do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of their ordinary investment activities. Consequently, distributions may vary considerably from year to year.

                                PLAN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is knows as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

10

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

      The tax information in this prospectus is provided as general information. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in one or more of the Funds.

      IMPORTANT NOTE: By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                         TOTAL ASSETS   -   LIABILITIES
                NET ASSET VALUE    =  --------------------------------------
                                          NUMBER OF SHARES OUTSTANDING

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSRII.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $29.36 per share. During the year, the Fund earned $.65 per share from investment income (interest and dividends) and $3.91 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

   Shareholders received $2.85 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

   The earnings ($4.56 per share) minus the distributions ($2.85 per share) resulted in a share price of $31.07 at the end of the year. This was an increase of $1.71 per share (from $29.36 at the beginning of the year to $31.07 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 16.51% for the year.

   As of October 31, 1998, the Fund had $29.6 billion in net assets. For the year, its expense ratio was 0.41% ($4.10 per $1,000 of net assets); and net investment income amounted to 2.16% of its average net assets. It sold and replaced securities valued at 31% of its net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

------------------------------------------------------------------------------------------------------
                                                               VANGUARD WINDSOR II FUND
                                                                YEAR ENDED OCTOBER 31,
                                                ------------------------------------------------------
                                                  1998        1997        1996        1995       1994
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $ 29.36     $ 24.04     $ 20.06     $ 17.33     $17.98
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

  Net Investment Income                             .65         .64         .62         .58        .55
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  3.91        6.47        4.63        3.17       (.19)
                                                ------------------------------------------------------
   Total from Investment Operations                4.56        7.11        5.25        3.75        .36
                                                ------------------------------------------------------

DISTRIBUTIONS
  Dividends from Net Investment Income             (.66)       (.63)       (.58)       (.55)      (.51)
  Distributions from Realized Capital Gains       (2.19)      (1.16)       (.69)       (.47)      (.50)
                                                ------------------------------------------------------
   Total Distributions                            (2.85)      (1.79)      (1.27)      (1.02)     (1.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $ 31.07     $ 29.36     $ 24.04     $ 20.06     $17.33
=======================================================================================================


TOTAL RETURN                                      16.51%      31.27%      27.17%      23.08%      2.22%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Year (Millions)            $29,639     $22,568     $14,758     $10,272     $8,246
  Ratio of Total Expenses to
   Average Net Assets                              0.41%       0.37%       0.39%       0.40%      0.39%
  Ratio of Net Investment Income to
   Average Net Assets                              2.16%       2.49%       2.92%       3.27%      3.26%
  Turnover Rate                                      31%         30%         32%         30%        24%
=======================================================================================================

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

12

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [Book Graphic]. Please call us to request copies.
--------------------------------------------------------------------------------


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)

Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD DIRECT DEPOSIT SERVICE(TM) [BOOK GRAPHIC]

Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD AUTOMATIC EXCHANGE SERVICE(TM) [BOOK GRAPHIC]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R) [BOOK GRAPHIC]

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS(TM) [BOOK GRAPHIC]

Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOK GRAPHIC]

Toll-free 24-hour access to Vanguard fund and account information -- as well as some transactions -- by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
ACCESS VANGUARD(TM) www.vanguard.com  [COMPUTER GRAPHIC]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

-  Open a new account*.

-  Buy, sell, or exchange shares of most funds.

-  Change your name/address.

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------

INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335

Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-662-2738

Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102

Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE

Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS  [BOOK GRAPHIC]

Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOK GRAPHIC]

Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOK GRAPHIC]

Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS

Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS

Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES

The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
BY MAIL TO . . .[ENVELOPE GRAPHIC]
open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

14

Make your check payable to: The Vanguard Group - 73
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . .[TELEPHONE GRAPHIC]

open a new account

Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account

Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE GRAPHIC]

Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Windsor II Fund - 73
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]

  You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

  Keep in mind that if you buy or sell Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------


REDEEMING SHARES

This section describes how you can redeem -- that is, sell or exchange -- the Fund's shares.

When Selling Shares:

-  Vanguard sends the redemption proceeds to you or a designated third party.*

-  You can sell all or part of your Fund shares at any time.

*Proceeds sent to third parties require a signature guarantee; see footnote on page 17.

When Exchanging Shares:

- The redemption proceeds are used to purchase shares of a different Vanguard fund.

-  You must meet the receiving fund's minimum investment requirements.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.

--------------------------------------------------------------------------------
NOTE: Once a redemption is processed and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION

You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
--------------------------------------------------------------------------------
ONLINE REQUESTS [COMPUTER GRAPHIC]

ACCESS VANGUARD at www.vanguard.com

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

  NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
TELEPHONE REQUESTS  [TELEPHONE GRAPHIC]

All Account Types Except Retirement:

Call Vanguard Tele-Account 24 hours a day -- or Client Services during business hours -- to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.
--------------------------------------------------------------------------------

16

Retirement Accounts:
You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------

We reserve the right to refuse a telephone redemption if the caller is unable to provide:

  [CHECK MARK]   The ten-digit account number.

  [CHECK MARK]   The name and address exactly as registered on the account.

  [CHECK MARK]   The primary Social Security or employer identification number as registered on the account.

  [CHECK MARK]   The Personal Identification Number, if applicable.

   Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE GRAPHIC]

All Account Types Except Retirement:

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:

For information on how to request distributions from:

-  Traditional IRAs and Roth IRAs -- call Client Services.

- SEP - IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans -- call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1120                       455 Devon Park Drive
Valley Forge, PA 19482-1120         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division ...

First-class mail to:                Express or Registered mail to:

The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

  If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS

Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS

As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------


FOR OUR MUTUAL PROTECTION

For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"

All redemption requests must be received by Vanguard in "good order." This means that your request must include:

  [CHECK MARK]    The Fund name and account number.

  [CHECK MARK]    The amount of the transaction (in dollars or shares).

  [CHECK MARK]    Signatures of all owners exactly as registered on the account
                  (for mail requests).

  [CHECK MARK]    Signature guarantees (if required).*

  [CHECK MARK]    Any supporting legal documentation that may be required.

  [CHECK MARK]    Any outstanding certificates representing shares to be
                  redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY

Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.

-  Your round trips through the Fund must be at least 30 days apart.

-  The Fund may refuse a share purchase at any time, for any reason.

- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the Fund.
--------------------------------------------------------------------------------

18

--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES

Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
ALL TRADES FINAL

Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------


TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1110                       455 Devon Park Drive
Valley Forge, PA 19482-1110         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815
--------------------------------------------------------------------------------

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

  In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

  To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOK GRAPHIC]

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS

Mailed in December and June for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS

Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOK GRAPHIC]

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

                      (This page intentionally left blank.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable currency exchange rates.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison to revenue, earnings, book value, and dividends.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION

If you'd like more information about Vanguard Windsor II Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
www.vanguard.com


If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-834

(C) 1999 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P073N - 02/26/1999

VANGUARD WINDSOR II FUND
Participant Prospectus
February 26, 1999
A Growth and Income Stock Mutual Fund



CONTENTS


              1          Fund Profile

              3          Additional Information

              3          A Word About Risk

              3          Who Should Invest

              4          Primary Investment Strategies

              7          The Fund and Vanguard

              7          Investment Advisers

              8          Year 2000 Challenge

              9          Dividends, Capital Gains, and Taxes

              9          Share Price

             10          Financial Highlights

             11          Investing with Vanguard

             11          Accessing Fund Information by Computer

       Glossary         (inside back cover)



WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Windsor II Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.



IMPORTANT NOTE

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                               1
FUND PROFILE

The following profile summarizes key features of Vanguard Windsor II Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide long-term growth of capital. As a secondary objective, the Fund seeks to provide some dividend income.

INVESTMENT STRATEGIES

The Fund invests primarily in large and medium-size companies whose stocks are considered by the Fund's advisers to be undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:

- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

                              ANNUAL TOTAL RETURNS
                                  [BAR GRAPH]

          1989                               27.83%
          1990                               -9.98%
          1991                               28.70%
          1992                               11.99%
          1993                               13.60%
          1994                               -1.16%
          1995                               38.83%
          1996                               24.18%
          1997                               32.37%
          1998                               16.36%


   During the period shown in the bar chart, the highest return for a calendar quarter was 17.90% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.05% (quarter ended September 30, 1990).



         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
        ---------------------------------------------------------------
                                          1 YEAR    5 YEARS   10 YEARS
        ---------------------------------------------------------------
         Vanguard Windsor II Fund         16.36%    21.29%     17.33%
         S&P 500 Index                    28.58     24.06      19.21

2

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Windsor II Fund's expense ratio in fiscal year 1998 was 0.41%, or $4.10 per $1,000 of average net assets. The average growth and income equity mutual fund had expenses in 1997 of 1.20%, or $12 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
     Sales Charge (Load) Imposed on Purchases:                     None
     Sales Charge (Load) Imposed on Reinvested Dividends:          None
     Redemption Fees:                                              None
     Exchange Fees:                                                None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
     Management Expenses:                                  0.38 %
     12b-1 Distribution Fees:                              None
     Other Expenses :                                      0.03 %
        TOTAL ANNUAL FUND OPERATING EXPENSES:              0.41 %

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.


                     1 Year        3 Years      5 Years      10 Years
                    ---------------------------------------------------
                      $42           $132         $230          $518

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

  ADDITIONAL INFORMATION

  DIVIDENDS AND CAPITAL GAINS

Dividends are paid semi-annually in June and December; capital gains, if any, are paid in December

INVESTMENT ADVISERS

Vanguard Windsor II Fund follows a multi-adviser approach:

-     Barrow, Hanley, Mewhinney & Strauss, Inc., Dallas, Texas., since 1985

-     Equinox Capital Management, Inc., New York City, N.Y., since 1991

-     Tukman Capital Management, Inc., Larkspur, Calif., since 1991

-     Vanguard Core Management Group, Valley Forge, Pa., since 1991

INCEPTION DATE    June 24, 1985

NET ASSETS AS OF OCTOBER 31, 1998    $29.6 billion

NEWSPAPER ABBREVIATION     WndsrII

VANGUARD FUND NUMBER 073

CUSIP NUMBER 922018205

TICKER SYMBOL VWNFX

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Windsor II Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Windsor II Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

      Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add a value-oriented growth and income stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

- You are seeking growth of capital over the long term -- at least five years -- as well as some dividend income.


                               PLAIN TALK ABOUT

                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

      The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

4

                                PLAIN TALK ABOUT

                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).


   The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit to the number of times you can exchange into and out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).

-  The Fund reserves the right to stop offering shares at any time.


                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment advisers use in pursuit of the Fund's objectives, of long-term growth in capital and some dividend income. It also explains how the advisers implement these strategies. In addition, this section discusses several important risks -- market risk, investment style risk, and manager risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

MARKET EXPOSURE

The Fund is a value fund. It employs four investment advisers to carry out its primary strategy of investing in a broadly diversified group of large- and mid-capitalization companies that have favorable prospects for growth of earnings and dividend income but whose prices do not reflect these prospects.

[FLAG GRAPHIC]

      THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

      To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over vari-ous periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


                     U.S. STOCK MARKET RETURNS (1926 - 1998)
-----------------------------------------------------------------------------
              1 YEAR      5 YEARS     10 YEARS      20 YEARS
-----------------------------------------------------------------------------
Best           54.2%       24.1%        19.9%        17.7%
Worst         -43.1       -12.4         -0.8          3.1
Average        13.1        10.7         11.0         11.0

      The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG GRAPHIC]

      THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER -- OR WORSE -- THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Vanguard Windsor II Fund employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for a specific percentage of the Fund's assets.

      The four investment advisers employ active investment management methods, which means that securities are bought according to the advisers' evaluations about companies and their financial prospects, and about the stock market and the economy in general. Each adviser will sell a security when it is no longer as attractive as an alternative investment.


      While the advisers use different processes to select securities for their portfolios, all four are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

      Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), which is responsible for about 67% of the Fund's assets, uses traditional methods of stock selection -- research and analysis -- to identify undervalued securities. A security will be sold when, in BHM&S's opinion, its share price accurately reflects the security's overall worth. At that point, another undervalued security will be chosen. No more than 15% of BHM&S's portfolio is devoted to a single industry.

      Like BHM&S, Tukman Capital Management, Inc. ("Tukman"), which manages about 11% of the Fund's assets, uses traditional research methods to select undervalued securities. Tukman typically buys stocks of financially sound companies in growing business sectors and holds them for three to five years, on average.

      Equinox Capital Management, Inc. ("Equinox"), which manages about 12% of the Fund's assets, uses its own fundamental research and proprietary software to identify undervalued securities with attractive growth and dividend prospects. Like BHM&S, it avoids large concentrations in a single industry.

6


      Vanguard Core Management Group (the "Group"), which is responsible for about 5% of the Fund's assets, selects stocks from a "universe" of about 550 companies. The Group, using quantitative models, evaluates the stocks using several fundamental factors, such as a stock's price in relation to its projected growth rate. The stocks selected are expected, as a group, to outperform the Russell 1000 Value Index, a benchmark of large- and mid-cap value stocks.

      The balance of Vanguard Windsor II Fund's assets (about 5%) is held in cash reserves, also managed by Vanguard. Vanguard may invest the Fund's cash reserves in stock futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See "Other Investment Policies and Risks" below for more details on the Fund's policy on futures.
The Fund is generally managed without regard to tax ramifications.

[FLAG GRAPHIC]

      THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT THE ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

                                PLAIN TALK ABOUT

                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.

TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 29%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.

      Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

      The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock.
The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.
      The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

      The Fund may, from time to time, take temporary defensive measures -- such as holding cash reserves without limit --that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

      Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


INVESTMENT ADVISERS

The Fund employs four investment advisers. Each manages a portion of the Fund's assets subject to the control of the Trustees and officers of the Fund.

      Barrow, Hanley, Mewhinney, & Strauss, Inc., One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, is an investment advisory firm founded in 1979. BHM&S is owned by United Asset Management, 1 International Place, Boston, MA 02110. BHM&S currently manages more than $30 billion in stock and bond portfolios.

      BHM&S's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

      BHM&S's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared with the cumulative return of the Standard & Poor's 500/BARRA Value Index, a benchmark of stocks from the S&P 500 Index with lower than average price/book ratios. Under the fee schedule, BHM&S's basic fee may be increased or decreased by as much as 25%.

      Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022, is a professional investment advisory firm founded in 1989. It currently manages more than $10 billion in assets.


                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

8

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISERS

The manager responsible for BHM&S's portion of Vanguard Windsor II Fund since 1985 is JAMES P. BARROW, Partner and Vice President of BHM&S; has worked in investment management since 1965; with BHM&S since 1980; B.S. University of South Carolina.

      The manager responsible for Equinox's portion of the Fund since 1991 is RONALD J. ULRICH, President, Director, and founder of Equinox; has worked in investment management since 1973; B.S. Lehigh University; M.B.A., New York University.

      The managers responsible for Tukman's portion of the Fund are MELVIN TUKMAN, President, Director, and founder of Tukman; has worked in investment management since 1971; A.B., Hunter College; M.B.A., Harvard Business School; and DANIEL L. GROSSMAN, Vice President and Portfolio Manager of Tukman; has worked in investment management since 1978; M.B.A., Stanford University.

      The manager responsible for Vanguard Core Management Group's portion of the Fund since 1991 is GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

      Equinox's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

      Equinox's advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared to that of the Russell 1000 Value Index. Under the fee schedule, Equinox's basic fee may be increased or decreased by as much as 50%.

      Tukman Capital Management, Inc., 60 East Sir Francis Drake Boulevard, Larkspur, CA 94939, is an investment advisory firm founded in 1980. It currently manages more than $6 billion in assets.

      Tukman's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

      Tukman's basic advisory fee may be adjusted based on the cumulative investment performance of its portion of the Fund as compared to that of the S&P 500 Index. Under the fee schedule, Tukman's basic fee may be increased or decreased by as much as 50%.

      Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to several Vanguard funds, managing more than $146 billion in total assets at the end of 1998. The Group provides advisory services to the Fund on an at-cost basis.

      For the year ended October 31, 1998, the advisory fee paid to the advisers represented an effective annual rate of 0.12% of the Fund's average net assets before an increase of 0.02% based on performance.

      The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

      In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

      The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for the advisers or as an additional adviser. However, any such change will be communicated to shareholders in writing.


YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

      The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

      In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

      However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.


                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in June and December; capital gains distributions generally occur in December.

      Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock
Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                         TOTAL ASSETS   -   LIABILITIES
                NET ASSET VALUE    =     ------------------------------
                                          NUMBER OF SHARES OUTSTANDING

      Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

      A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Wndsrii.

10

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $29.36 per share. During the year, the Fund earned $.65 per share from investment income (interest and dividends) and $3.91 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

      Shareholders received $2.85 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

      The earnings ($4.56 per share) minus the distributions ($2.85 per share) resulted in a share price of $31.07 at the end of the year. This was an increase of $1.71 per share (from $29.36 at the beginning of the year to $31.07 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 16.51% for the year.

      As of October 31, 1998, the Fund had $29.6 billion in net assets. For the year, its expense ratio was 0.41% ($4.10 per $1,000 of net assets); and net investment income amounted to 2.16% of its average net assets. It sold and replaced securities valued at 31% of its net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

                                                         VANGUARD WINDSOR II FUND
                                                          YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------
                                                 1998       1997       1996      1995     1994
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $  29.36   $  24.04   $  20.06  $  17.33  $ 17.98
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .65        .64        .62       .58      .55
  Net Realized and Unrealized Gain (Loss)
   on Investments                                3.91       6.47       4.63      3.17     (.19)
                                             -------------------------------------------------
   Total from Investment Operations              4.56       7.11       5.25      3.75      .36
                                             -------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.66)      (.63)      (.58)     (.55)    (.51)
  Distributions from Realized Capital Gains     (2.19)     (1.16)      (.69)     (.47)    (.50)
   Total Distributions                          (2.85)     (1.79)     (1.27)    (1.02)   (1.01)
                                             -------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $  31.07   $  29.36   $  24.04  $  20.06  $ 17.33
==============================================================================================
TOTAL RETURN                                    16.51%     31.27%     27.17%    23.08%    2.22%
==============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)         $ 29,639   $ 22,568   $ 14,758  $ 10,272  $ 8,246
  Ratio of Total Expenses to
   Average Net Assets                            0.41%      0.37%      0.39%     0.40%    0.39%
  Ratio of Net Investment Income to
   Average Net Assets                            2.16%      2.49%      2.92%     3.27%    3.26%
  Turnover Rate                                    31%        30%        32%       30%      24%
==============================================================================================

      From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

      Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                      (This page intentionally left blank.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable currency exchange rates.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison to revenue, earnings, book value, and dividends.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [SHIP GRAPHIC]
                                                    [THE VANGUARD GROUP LOGO]

                                                    Institutional Division
                                                    Post Office Box 2900
                                                    Valley Forge, PA 19482-2900

FOR MORE INFORMATION               To receive a free copy of          INFORMATION PROVIDED BY
                                   the latest annual or               THE SECURITIES AND
If you'd like more                 semiannual report or the           EXCHANGE COMMISSION (SEC)
information about                  SAI, or to request additional      You can review and copy
Vanguard Windsor II                information about the Fund         information about the Fund
Fund, the following                or other Vanguard funds,           (including the SAI) at the
documents are available            please contact us as follows:      SEC's Public Reference Room
free upon request:                                                    in Washington, D.C. To find
                                   THE VANGUARD GROUP                 out more about this public
ANNUAL/SEMIANNUAL REPORT           PARTICIPANT SERVICES CENTER        service, call the SEC at
TO SHAREHOLDERS                    P.O. BOX 2900                      1-800-SEC-0330. Reports and
                                   VALLEY FORGE, PA 19482-2900        other information about the
Additional information                                                Fund are also available on
about the Fund's investments       TELEPHONE:                         the SEC's website
is available in the Fund's         1-800-523-1188                     (www.sec.gov), or you can
annual and semiannual reports                                         receive copies of this
to shareholders. In these          TEXT TELEPHONE:                    information, for a fee,
reports, you will find a           1-800-523-8004                     by writing the Public
discussion of the market                                              Reference Section, Securities
conditions and investment          WORLD WIDE WEB:                    and Exchange Commission,
strategies that significantly      www.vanguard.com                   Washington, DC 20549-6009.
affected the Fund's
performance during the                                                Fund's Investment Company Act
most recent fiscal year.                                              file number: 811-834

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed                                        (C) 1999 The Vanguard Group, Inc.
information about the Fund.                                           All rights reserved.
                                                                      Vanguard Marketing Corporation,
The current annual and                                                Distributor.
semiannual reports and
the SAI are incorporated by
reference into (and are                                               I073N - 02/26/1999
thus legally a part of)
this prospectus.

                                     PART B

                             VANGUARD WINDSOR FUNDS
                                 (THE "TRUST")

                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 26, 1999


     This Statement is not a prospectus, but should be read in conjunction with the current Prospectus (dated February 26, 1999) relating to the Windsor Fund or the Windsor II Fund, as appropriate. To obtain either Prospectus or an additional Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
Description of the Trust....................................     B-1
Investment Policies.........................................     B-3
Share Price.................................................     B-7
Purchase of Shares..........................................     B-8
Redemption of Shares........................................     B-8
Yield and Total Return......................................     B-9
Fundamental Investment Limitations..........................    B-10
Management of the Trust.....................................    B-12
Investment Advisory Services................................    B-15
Portfolio Transactions......................................    B-23
Performance Measures........................................    B-24
Financial Statements........................................    B-26


                            DESCRIPTION OF THE TRUST

ORGANIZATION


     The Trust was organized as Wellington Equity Fund, a Delaware corporation, in 1958. It then merged into a Maryland corporation in 1973, and subsequently reorganized into a Pennsylvania business trust in 1985. The Trust then reorganized as a Maryland corporation later in 1985. It was reorganized again as a Delaware business trust in May 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard/Windsor Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. It currently offers the following funds (Investor Share Class):


                             Vanguard Windsor Fund
                            Vanguard Windsor II Fund
             (individually, the "Fund"; collectively, the "Funds")

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent public accountants. The accountants audit financial statements and provide other related services.


     TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.


CHARACTERISTICS OF THE TRUST'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its funds. The Trust or any of its funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected funds. Unless terminated by reorganization or liquidation, the Trust and its funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or series; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of applicable Fund of the Trust.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Trust.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of the Trust.

     REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS.  The Trust has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Trust's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE TRUST


     Each Fund of the Trust qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund of the Trust must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES

     The following policies supplement the investment objectives and policies set forth in each Fund's Prospectus.


     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with domestic banks, or brokers or dealers, either for temporary defensive purposes due to market conditions, or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the series acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a domestic bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Board of Trustees will monitor the repurchase agreement transactions for each Fund generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement relating to either of the Funds.


     The use of repurchase agreements involves certain risks. For example, if the seller of the securities under an agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying securities are collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES. Each Fund may lend its portfolio securities for either short or long-term periods to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, each Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, and the structure of such loans must be consistent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by a domestic bank or the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the

Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


     VANGUARD INTERFUND LENDING PROGRAM. The SEC has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.



     TEMPORARY INVESTMENTS. The Funds may take temporary defensive measures that are inconsistent with the Funds' normal investment strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, each of the Funds may fail to achieve its investment objective.


     FOREIGN INVESTMENTS. As indicated in the Prospectuses, each of the Funds may invest up to 20% of its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in companies in those countries.

     Although the Funds will endeavor to achieve the most favorable execution costs in their portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Funds receive from their foreign investments.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities -- meaning that they could be difficult for the Fund to convert to cash if needed.


     If a substantial market develops for a restricted security held by either of the Funds, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While each Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advisers' decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.


     FUTURES CONTRACTS. Each Fund may enter into stock futures contracts, options, and options on futures contracts only for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in interest rates. Each Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Trust require that all of each of the Fund's futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Funds. Each Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of the Funds' income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While each Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.


     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts and its investments in options would exceed 20% of the Fund's total assets. Assets committed to futures contracts or options will be held in a segregated account.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge its portfolio. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


     The risk of loss in trading futures contracts in some strategies can be substantial, due to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Fund are engaged in only for hedging purposes, the advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Either Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.



     There is the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the series.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived from the Fund's business of investing in securities or currencies. It is anticipated that any net gain realized from the closing of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

                                  SHARE PRICE

     Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time a Fund is valued. If events which materially affect the value of a Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.



     In determining each Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating their various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.


     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                               PURCHASE OF SHARES

     The purchase price of shares of each Fund of the Trust is the net asset value next determined after the order is received in Good Order, as defined in the Prospectus. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of each Fund's shares. VANGUARD WINDSOR FUND IS CURRENTLY CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY PURCHASE ADDITIONAL SHARES, BUT MAY NOT INVEST MORE THAN $25,000 EACH YEAR.


TRADING SHARES THROUGH CHARLES SCHWAB



     Each Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf subject to those terms and conditions. Under this arrangement, each Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with each Fund's instructions. Customer orders that are properly transmitted to each Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:



     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on each Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on each Fund's net asset value calculated at the close of trading that day.


                              REDEMPTION OF SHARES

     The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission; (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and
(iii) for such other periods as the Commission may permit.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio securities.

     SIGNATURE GUARANTEES. To protect your account, the Trust and Vanguard from fraud, signature guarantees are required for certain redemptions. A signature guarantee verifies the authenticity of your signature. Examples of situations in which signature guarantees are required are: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED ACCOUNT OWNER(S) AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (2) SHARE TRANSFER REQUESTS. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Trust in certain instances.

     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

                             YIELD AND TOTAL RETURN

     The yield of Vanguard Windsor Fund for the thirty-day period ended October 31, 1998 was 1.41%, and the yield for Vanguard Windsor II Fund for the same period was 2.13%.

     The average annual total returns for Vanguard Windsor Fund for the one-, five- and ten-year periods ending October 31, 1998 were -0.78%, 14.23% and 12.78%, respectively. The average annual total returns for the one-, five- and ten-year periods for Vanguard Windsor II Fund were 16.51%, 19.60% and 16.55%, respectively. Total return is computed by determining the average compounded rates of return over the one-, five-and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)(1/n)-1

          Where:

             T    =    average annual total return
             P    =    a hypothetical initial investment of $1,000
             n    =    number of years
             ERV  =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

CUMULATIVE TOTAL RETURN

     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P)-1

          Where:

             C    =    cumulative total return
             P    =    a hypothetical initial investment of $1,000
             ERV  =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC YIELDS

     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((a-b)/cd+1)(6)-1]

          Where:

             a    =    dividends and interest earned during the period.
             b    =    expenses accrued for the period (net of reimbursements).
             c    =    the average daily number of shares outstanding during the
                       period that were entitled to receive dividends.
             d    =    the maximum offering price per share on the last day of the period.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

     Each Fund of the Trust is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed; by entering into repurchase agreements, provided, however, that repurchase agreements maturing in more than seven days, together with securities which do not have readily available market quotations, will not exceed 15% of the Fund's total assets; by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     None of these limitations prevents the Trust from participating in The Vanguard Group ("Vanguard"). Because the Trust is a member of the Group, the Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Trust" for more information.

                            MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES

     The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of each Fund of the Trust. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Proctor & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------------
*Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP


     The Trust is a member of The Vanguard Group of Investment Companies, which consists of more than 35 investment companies (the "Trusts"). Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Trusts in The Vanguard Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Trusts.


     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Trusts and also furnishes the Trusts with necessary office space, furnishings and equipment. Each Trust pays its share of Vanguard's total expenses which are allocated among the Trusts under methods approved by the Board of Trustees of each Trust. In addition, each Trust bears its own direct expenses, such as legal, auditing and custodian fees.

     The Trusts' Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Trusts.

     Vanguard adheres to a Code of Ethics established pursuant to Rule 17 j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.


     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The amounts which each of the Trusts has invested in Vanguard are adjusted from time to time in order to maintain the proportionate relationship between each Trust's relative net assets and its contribution to Vanguard's capital. At October 31, 1998, Vanguard Windsor Fund had contributed capital of $3,375,000 to Vanguard, representing 0.02% of the Fund's net assets and 4.8% of Vanguard's capitalization and, at that time, Vanguard Windsor II Fund had contributed capital of $5,440,000 to Vanguard, representing 0.02% of the Fund's net assets and 7.8% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard Fund may be called upon to invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the dollar amount that each Vanguard Fund may contribute to Vanguard's capitalization.


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustee and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon their relative net assets. The remaining one half of these expenses is allocated among the Trusts based upon each Trust's sales for the preceding 24 months relative to the total sales of the Trusts as a Group, provided, however, that no Trust's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and no Fund shall incur annual distribution expenses in excess of .02 of 1% of its average month-end net assets. During the last three fiscal years, the Funds incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution and marketing expenses.

                                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                       FUND                          OCTOBER 31, 1996    OCTOBER 31, 1997    OCTOBER 31, 1998
                       ----                          -----------------   -----------------   -----------------
Vanguard Windsor Fund..............................     $28,612,000         $37,527,000         $44,738,000
Vanguard Windsor II Fund...........................     $29,497,000         $40,231,000         $68,805,000

     INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to Vanguard Windsor II Fund, and several other Vanguard Trusts. These services are provided on an at-cost basis by an investment management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds and Trusts utilizing these services.

TRUSTEE COMPENSATION

     The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of the Trustees' compensation. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.

INDEPENDENT TRUSTEES. The Trusts compensate their independent Trustees -- that is, the ones who are not also officers of the Trust -- in three ways:

     - The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.

     - The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

     - Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

"INTERESTED" TRUSTEES. The Funds' interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended October 31, 1998.

                             VANGUARD WINDSOR FUNDS
                               COMPENSATION TABLE

                                                PENSION OR RETIREMENT
                                 AGGREGATE        BENEFITS ACCRUED         ESTIMATED         TOTAL COMPENSATION
                                COMPENSATION         AS PART OF         ANNUAL BENEFITS   FROM ALL VANGUARD TRUSTS
      NAMES OF TRUSTEES        FROM THE TRUST      TRUST EXPENSES       UPON RETIREMENT     PAID TO TRUSTEES(1)
      -----------------        --------------   ---------------------   ---------------   ------------------------
John C. Bogle                        None                None                  None                  None
John J. Brennan                      None                None                  None                  None
Barbara Barnes Hauptfuhrer(2)     $10,375              $1,403               $15,000               $75,000
JoAnn Heffernan Heisen            $ 3,458              $  610               $15,000               $25,000
Robert E. Cawthorn(2)             $ 6,052              $  935               $ 6,000               $43,750
Bruce K. MacClaury                $10,855              $1,050               $12,000               $70,000
Burton G. Malkiel                 $10,447              $1,009               $15,000               $75,000
Alfred M. Rankin, Jr.             $10,375              $  738               $15,000               $75,000
John C. Sawhill                   $10,375              $  935               $15,000               $75,000
James O. Welch, Jr.               $10,375              $1,079               $15,000               $75,000
J. Lawrence Wilson                $10,375              $  780               $15,000               $75,000

(1) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Trustee of 36 Vanguard Trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998, respectively.

                          INVESTMENT ADVISORY SERVICES

VANGUARD WINDSOR FUND


     Vanguard Windsor Fund employs Wellington Management Company, LLP ("WMC") under an investment advisory agreement to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. WMC discharges its responsibilities subject to the control of the Officers and Trustees of the Company. WMC is a Massachusetts limited liability partnership, and the following persons serve as managing partners of WMC: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Charles T. Freeman, Senior Vice President and Partner of WMC, has served as portfolio manager of the Fund since January, 1996.


     Vanguard Windsor Fund pays WMC a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to Vanguard Windsor Fund's average month-end net assets for the quarter.

                     NET ASSETS                       ANNUAL RATE
                     ----------                       -----------
First $17.5 billion.................................     0.125%
Assets in excess of $17.5 billion...................     0.100%

     The basic fee paid to WMC may be increased or decreased by applying an adjustment formula based on Vanguard Windsor Fund's investment performance. Such formula provides for an increase or decrease in the basic fee paid to WMC each quarter, depending upon Vanguard Windsor Fund's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the "Index") for the same period.

     The Basic Fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of Vanguard Windsor Fund relative to the investment performance of the Index.

     The following table sets forth the adjustment factors to the base advisory fee payable by the Company to WMC under this investment advisory agreement:

     For the first $17.5 billion of assets;

               CUMULATIVE 36-MONTH                  PERFORMANCE FEE
          PERFORMANCE VERSUS THE INDEX                ADJUSTMENT*
          ----------------------------             ------------------
Less than -12%...................................   -0.67 X Basic Fee
Between -12% and -6%.............................   -0.33 X Basic Fee
Between -6% and 6%...............................    0.00 X Basic Fee
Between 6% and 12%...............................   +0.33 X Basic Fee
More than 12%....................................   +0.67 X Basic Fee

     For assets over $17.5 billion;

Less than -12%...................................   -0.90 X Basic Fee
Between -12% and -6%.............................   -0.45 X Basic Fee
Between -6% and 6%...............................    0.00 X Basic Fee
Between 6% and 12%...............................   +0.45 X Basic Fee
More than 12%....................................   +0.90 X Basic Fee

---------------

*For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     The above incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in Vanguard Windsor Fund's previous investment advisory agreement with WMC((1)) (the "previous rate") shall be used as follows:

      1) QUARTER ENDING JANUARY 31, 1997. The incentive/penalty fee was calculated as the sum of 16.7% of the fee payable under the new rate plus 83.3% of the fee payable under the previous rate.

      2) QUARTER ENDING APRIL 30, 1997. The incentive/penalty fee was calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.

      3) QUARTER ENDING JULY 31, 1997. The incentive/penalty fee was calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.

      4) QUARTER ENDING OCTOBER 31, 1997. The incentive/penalty fee was calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.

      5) QUARTER ENDING JANUARY 31, 1998. The incentive/penalty fee was calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.

      6) QUARTER ENDING APRIL 30, 1998. The incentive/penalty fee was calculated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

      7) QUARTER ENDING JULY 31, 1998. The incentive/penalty fee was calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

---------------

(1) The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .05% per annum (.0125 per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Standard & Poor's 500 Composite Stock Index (the "Index") and .10% per annum (.025 per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Index.

      8) QUARTER ENDING OCTOBER 31, 1998. The incentive/penalty fee was calculated as the sum of 75% of the fee payable under the new rate and 25% of the fee payable under the previous rate.


      9) QUARTER ENDING JANUARY 31, 1999. The incentive/penalty fee was calculated as the sum of 83.3% of the fee payable under the new rate plus 16.7% of the fee payable under the previous rate.


     10) QUARTER ENDING APRIL 30, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.

     11) QUARTER ENDING JULY 31, 1999. New rate fully operable.

     For purposes of incentive/penalty adjustments, the investment performance of Vanguard Windsor Fund for any period is expressed as a percentage of Vanguard Windsor Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in Vanguard Windsor Fund's net asset value per share during the period; (ii) the value of Vanguard Windsor Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by Vanguard Windsor Fund for undistributed realized long-term capital gains. The investment record of the S&P Index for any period is expressed as a percentage of the S&P Index level at the beginning of the period. This percentage is equal to the sum of (i) the change in the level of the S&P Index during the period, and (ii) the value, computed consistently with the S&P Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the S&P Index.

     During the fiscal years ended October 31, 1996, 1997, and 1998 Vanguard Windsor Fund paid the following advisory fees:

                                                      1996          1997           1998
                                                   -----------   -----------   ------------
Basic Fee........................................  $18,816,000   $23,502,000   $ 24,971,000
Increase or Decrease for Performance
  Adjustment.....................................   (4,417,000)  (11,821,000)   (15,501,000)
                                                   -----------   -----------   ------------
     Total.......................................  $14,399,000   $11,681,000   $  9,470,000
                                                   ===========   ===========   ============

     These fees were paid under a previous fee schedule that provides for a higher rate of fees.

VANGUARD WINDSOR II FUND

     Vanguard Windsor II Fund employs a "multi-manager" approach utilizing four investment advisers.

BARROW, HANLEY, MEWHINNEY & STRAUSS

     Vanguard Windsor II Fund has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to manage a portion of the equity allocation of Vanguard Windsor II Fund (currently approximately 73%). Under this agreement, BHM&S manages the investment and reinvestment of the designated assets and continuously reviews, supervises and administers the investment program of Vanguard Windsor II Fund with respect to those assets. BHM&S discharges its responsibilities subject to the control of the Officers and Trustees of the Trust.

     BHM&S is a Texas corporation controlled by the following officers of BHM&S:
James Purdy Barrow, Principal; Bryant Miller Hanley, Jr., President, Secretary and Treasurer; Michael Christopher Mewhinney, Principal; and John Luke Strauss, Principal.

     Vanguard Windsor II Fund pays BHM&S a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Vanguard Windsor II Fund managed by BHM&S for the quarter:

                     NET ASSETS                       ANNUAL RATE
                     ----------                       -----------
First $200 million..................................     0.300%
Next $300 million...................................     0.200%
Next $500 million...................................     0.150%
Over $1 billion.....................................     0.125%


     The basic fee, as provided above, is subject to an incentive/penalty fee arrangement which compares the performance of the assets of Vanguard Windsor II Fund managed by BHM&S with the performance of the Standard & Poor's/BARRA Value Index. This arrangement provides for the following adjustments to BHM&S's basic fee:


             CUMULATIVE 36-MONTH                PERFORMANCE FEE
        PERFORMANCE VERSUS THE INDEX              ADJUSTMENT
        ----------------------------           -----------------
Less than or equal to -9%....................  -0.25 X Basic Fee
Between -9% and -6%..........................  -0.15 X Basic Fee
Between -6% and 6%...........................      0 X Basic Fee
Between 6% and 9%............................  +0.15 X Basic Fee
More than 9%.................................  +0.25 X Basic Fee

---------------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

     The investment performance of the portion of Vanguard Windsor II Fund's assets managed by BHM&S (the "BHM&S Portfolio") for any period is expressed as a percentage of the "BHM&S Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the BHM&S Portfolio Unit Value during such period; (ii) the unit value of the Fund cash distributions from the BHM&S Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard Windsor II Fund for undistributed realized long-term capital gains realized from the BHM&S Portfolio.

     The "BHM&S Portfolio Unit Value" will be determined by dividing the total net assets of the BHM&S Portfolio by a given number of units. On the initial date of the agreement, the number of units in the BHM&S Portfolio was equal to the total shares outstanding of Vanguard Windsor II Fund. After such initial date, as assets are added to or withdrawn from the BHM&S Portfolio, the number of units of the BHM&S Portfolio will be adjusted based on the unit value of the BHM&S Portfolio on the day such changes are executed.

     The investment record of the BARRA Value Index is calculated quarterly by
(i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the BARRA Value Index by its weighting in the BARRA Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the BARRA Value Index will be the compounded quarterly returns of the BARRA Value Index.

     During the fiscal years ended October 31, 1996, 1997, and 1998, Vanguard Windsor II Fund incurred advisory fees to BHM&S of approximately $11,475,528, $16,925,953, before a performance adjustment of $2,495,021, and $24,225,773, before a performance adjustment of $3,887,915 respectively.

OTHER ADVISERS


     On November 1, 1991, Vanguard Windsor II Fund added Equinox Capital Management ("Equinox") and Tukman Capital Management ("Tukman") to manage the investment and reinvestment of a portion of its equity allocation (approximately 10% each). Additionally, Vanguard's Core Management Group was added to manage approximately 7% of Vanguard Windsor II Fund's equity allocation. Equinox, Tukman and Vanguard's Core Management Group discharge their respective responsibilities subject to the control of the Trustees and Officers of the Trust.


EQUINOX

     Equinox is a Delaware corporation controlled by the following officers of
Equinox: Ronald J. Ulrich, President and Director; Wendy D. Lee, Managing Director; David E. Walker, Principal; Laura Starr, Vice President; Jacqueline A. Williams, Vice President; Mark W. Watson, Vice President; and Kenneth J. Doerr, Vice President.

     Under the terms of an investment advisory agreement, Vanguard Windsor II Fund pays Equinox a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Vanguard Windsor II Fund's average month-end net assets managed by Equinox for the quarter.

                     NET ASSETS                       ANNUAL RATE
                     ----------                       -----------
First $400 million..................................      .200%
Next $600 million...................................      .150%
Next $1 billion.....................................      .125%
Assets in excess of $2 billion......................      .100%

     The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the investment performance of the portion of Vanguard Windsor II Fund's assets managed by Equinox (the "Equinox Portfolio") relative to the investment of the Russell 1000 Value Index. Such formula provides for an increase or decrease in the basic fee paid to Equinox each quarter, depending upon the Equinox Portfolio's investment performance for the thirty-six months preceding the end of the quarter.

     The following table sets forth the adjustment factors to the base advisory fee payable by the Equinox Portfolio to Equinox under this investment advisory agreement:

               CUMULATIVE 36-MONTH                  PERFORMANCE FEE
                VERSUS THE INDEX                      ADJUSTMENT*
               -------------------                 ------------------
Less than -9%....................................   -0.50 X Basic Fee
Between -9% and -4.5%............................   -0.25 X Basic Fee
Between -4.5% and 4.5%...........................       0 X Basic Fee
Between 4.5% and 9%..............................   +0.25 X Basic Fee
More than 9%.....................................   +0.50 X Basic Fee

---------------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     The above incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended fee rate" consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in Vanguard Windsor II Fund's previous investment advisory agreement with Equinox (the "previous rate") shall be used as follows:

      1) QUARTER ENDING OCTOBER 31, 1996. The incentive/penalty fee was calculated as the sum of 8.3% of the fee payable under the new rate plus 91.7% of the fee payable under the previous rate.

      2) QUARTER ENDING JANUARY 31, 1997. The incentive/penalty fee was calculated as the sum of 16.7% of the fee payable under the new rate plus 83.3% of the fee payable under the previous rate.

      3) QUARTER ENDING APRIL 30, 1997. The incentive/penalty fee was calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.

      4) QUARTER ENDING JULY 31, 1997. The incentive/penalty fee was calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.

      5) QUARTER ENDING OCTOBER 31, 1997. The incentive/penalty fee was calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.

      6) QUARTER ENDING JANUARY 31, 1998. The incentive/penalty fee was calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.

      7) QUARTER ENDING APRIL 30, 1998. The incentive/penalty fee was calculated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

      8) QUARTER ENDING JULY 31, 1998. The incentive/penalty fee was calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

      9) QUARTER ENDING OCTOBER 31, 1998. The incentive/penalty fee was calculated as the sum of 75% of the fee payable under the new rate plus 25% of the fee payable under the previous rate.


     10) QUARTER ENDING JANUARY 31, 1999. The incentive/penalty fee was calculated as the sum of 83.3% of the fee payable under the new rate plus 16.7% of the fee payable under the previous rate.


     11) QUARTER ENDING APRIL 30, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.

     12) QUARTER ENDING JULY 31, 1999.  New rate fully operable.
---------------
The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .05% per annum (.0125 per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Standard & Poor's 500 Composite Stock Index (the "Index") and .10% per annum (.025 per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Index.

     The investment performance of the Equinox Portfolio for any period is expressed as a percentage of the "Equinox Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the Equinox Portfolio Unit Value during such period; (ii) the unit value of Vanguard Windsor II Fund's cash distributions from the Equinox Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard Windsor II Fund for undistributed realized long-term capital gains realized from the Equinox Portfolio.

     The "Equinox Portfolio Unit Value" will be determined by dividing the total net assets of the Equinox Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Equinox Portfolio was equal to the total shares outstanding of Vanguard Windsor II Fund. After such initial date, as assets are added to or withdrawn from the Equinox Portfolio, the number of units of the Equinox Portfolio will be adjusted based on the unit value of the Equinox Portfolio on the day such changes are executed.

     The investment record of the Russell 1000 Value Index will be calculated quarterly by (i) multiplying the total return for the quarter (change in the market price plus dividends) of each stock included in the Russell 1000 Value Index by its weighting in the Russell 1000 Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Russell 1000 Value Index will be the compounded quarterly returns of the Russell 1000 Value Index.

     During the fiscal years ended October 31, 1996, 1997 and 1998, Vanguard Windsor II Fund incurred advisory fees to Equinox of approximately $1,980,458 before a performance adjustment of $4,747, $2,791,342 before a performance adjustment of $408,295, and $3,945,052 before a performance adjustment of $868,234, respectively. These fees were paid under a previous fee schedule that provided for a higher rate of fees.

TUKMAN

     Tukman is a Delaware corporation controlled by the following officers of
Tukman: Melvin T. Tukman, President and Director, and Daniel L. Grossman, Vice President.


     Under the terms of an investment advisory agreement, Vanguard Windsor II Fund pays Tukman a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the portion of Vanguard Windsor II Fund's assets managed by Tukman:


                     NET ASSETS                       ANNUAL RATE
                     ----------                       -----------
First $25 million...................................     0.400%
Next $125 million...................................     0.350%
Next $350 million...................................     0.250%
Next $500 million...................................     0.200%
Over $1 billion.....................................     0.150%

     The Trust's payments to Tukman under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund assets managed by Tukman with the performance of the Standard & Poor's 500 Composite Stock Price Index. This arrangement provides for the following adjustments to Tukman's basic fee:

             CUMULATIVE 36-MONTH                PERFORMANCE FEE
        PERFORMANCE VERSUS THE INDEX              ADJUSTMENT
        ----------------------------           -----------------
Less than or equal to -12%...................  -0.50 x Basic Fee
Between -12% and -6%.........................  -0.25 x Basic Fee
Between -6% and 6%...........................      0 x Basic Fee
Between 6% and 12%...........................  +0.25 x Basic Fee
More than 12%................................  +0.50 x Basic Fee

---------------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     The investment performance of the portion of Vanguard Windsor II Fund's assets managed by Tukman (the "Tukman Portfolio") for any period is expressed as a percentage of the "Tukman Portfolio Unit Value" at the beginning of such period. The percentage is equal to the sum of: (i) the change in the Tukman Portfolio Unit Value during such period; (ii) the unit value of Vanguard Windsor II Fund's cash distributions from the Tukman Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard Windsor II Fund for undistributed realized long-term capital gains realized from the Tukman Portfolio.

     The "Tukman Portfolio Unit Value" will be determined by dividing the total net assets of the Tukman Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Tukman Portfolio was equal to the total shares outstanding of Vanguard Windsor II Fund. After such initial date, as assets are added to or withdrawn from the Tukman Portfolio, the number of units of the Tukman Portfolio will be adjusted based on the unit value of the Tukman Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P 500.

     During the fiscal years ended October 31, 1996, 1997, and 1998, Vanguard Windsor II Fund incurred advisory fees to Tukman of approximately $2,699,458 before a performance adjustment of $930,724, $3,622,904 before a performance adjustment of $785,658, and $5,126,168 before a performance adjustment of $992,760, respectively.

VANGUARD'S CORE MANAGEMENT GROUP


     Since November 1, 1991, Vanguard's Core Management Group has provided investment advisory services on an at-cost basis with respect to a portion of Vanguard Windsor II Fund's equity allocation (currently approximately 5%). The Core Management Group also provides investment advisory services to several other Vanguard Trusts. The quantitative approach used by Vanguard's Core Management Group is designed to generate highly predictable results relative to a benchmark of large and medium capitalization "value" stocks. A portfolio is constructed from attractively priced "value" stocks using an optimizer to assure that the characteristics of the portfolio are similar to that of the benchmark. The Core Management Group is supervised by the Officers of the Trust.



     During the fiscal years ended October 31, 1996, 1997, and 1998, Vanguard Windsor II incurred advisory fees to Core Management Group of approximately $76,056, $195,588, and $286,977, respectively.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


     Vanguard Windsor Fund's present agreement with WMC and Vanguard Windsor II Fund's present agreements with BHM&S, Equinox and Tukman are renewable for successive one-year periods if specifically approved by a vote of the applicable Fund's Board of Trustees at a meeting called for the purpose of considering such approval. The Board's approval must include the affirmative votes of a majority of the Trustees who are neither parties to the contract, nor "interested persons" of such parties (as defined in the 1940 Act).



     Each investment advisory agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by majority vote of either the Board of Trustees or the Fund's outstanding shares upon 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.



     Each Fund's Board of Trustees may, without the approval of shareholders, provide for:


     (A) The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

     (B) A change in the terms of an advisory agreement; or

     (C) The continued employment of an existing adviser, on the same advisory contract terms, where a contract has been assigned because of a change in control of the adviser.

     Any such change will be communicated to shareholders in writing.

MORE INFORMATION ON ADVISERS' INCENTIVE/PENALTY FEES


     In April 1972, the Commission issued Release No. 7113 (the "Release") under the 1940 Act to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least plus or minus 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the trustees of a trust "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Trustees has fully considered the Release and believes that the performance adjustments as included in the agreements with WMC, BHM&S, Equinox and Tukman are entirely appropriate, although not within the plus or minus 10 percentage points per year range suggested in the Release. Under the Trust's investment advisory agreements, the maximum performance adjustments are made at a difference of plus or minus 12 and plus or minus 9 percentage points from the performance of the respective index over a thirty-six month period, which would effectively be the equivalent of approximately plus or minus 4 and plus or minus 3 percentage points difference per year.

                             PORTFOLIO TRANSACTIONS

     WMC, BHM&S, Equinox, Tukman and Vanguard's Core Management Group are authorized to (with the approval of the Board of Trustees) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective Fund of the Trust. The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.


     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Board of Trustees, each investment adviser may cause the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Trust and the other Trusts in the Group.


     Currently, it is the Trust's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an investment adviser and/or the Trust. However, the investment advisers have informed the Trust that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     During the last three fiscal years, the Funds paid the following in brokerage commissions.

                                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                       FUND                          OCTOBER 31, 1996    OCTOBER 31, 1997    OCTOBER 31, 1998
                       ----                          -----------------   -----------------   -----------------
Vanguard Windsor Fund..............................     $14,156,050         $28,780,109         $27,915,402
Vanguard Windsor II Fund...........................     $10,653,330         $15,272,207         $21,836,954


     Some securities considered for investment by one Fund of the Trust may also be appropriate for the other Fund of the Trust, and for other Trusts and/or clients served by the investment adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Trusts or clients served by the investment adviser are considered at or about the same time, transactions in such securities will be allocated among the several Trusts and clients in a manner deemed equitable by the investment adviser.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Windsor Fund and Vanguard Windsor II Fund, may from time to time use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD AND POOR'S 500/BARRA VALUE INDEX -- consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                              FINANCIAL STATEMENTS

     The Trust's Financial Statements for the year ended October 31, 1998, including the financial highlights for each of the five fiscal years in the period ended October 31, 1998, appearing in the Vanguard Windsor Fund and Vanguard Windsor II Fund 1998 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Trust's Annual Report to Shareholders, which may be obtained without charge.